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                                                                    EXHIBIT 23.3

                                    [Letterhead]

                                                     July 30, 1999

RE: LA BRANCHE & CO, INC.

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made part of this registration statement.

/s/ SUGARMAN & THROPE, P.C.

New York, New York
July 30, 1999